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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                 ____________

                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                August 8, 2001
                                --------------


                          Resources Connection, Inc.
                          --------------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware              0-32113           33-0832424
          ------------------------------------------------------
          (State or Other       (Commission       (IRS Employer
          Jurisdiction of       File Number)      Identification
          Incorporation)                          Number)


            695 Town Center Drive, Suite 600, Costa Mesa, CA  92626
            -------------------------------------------------------
                   (Address of Principal Executive Offices)

              Registrant's telephone number, including area code:
                                (714) 430-6400
                                --------------


                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   Other Events.

          On August 8, 2001, the Registrant issued a press release announcing an amendment to its Registration Statement on Form S-1 filed on July 17, 2001 with the Securities and Exchange Commission in connection with a secondary offering of approximately 3.5 million shares of the Registrant's Common Stock principally by Evercore Capital Partners L.P. and its affiliated entities. A copy of this press release is filed as Exhibit 99.1 to this Report on Form 8-K.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           RESOURCES CONNECTION, INC.



Date:  August 8, 2001                      By:   /s/ DONALD B. MURRAY
                                                 ------------------------------
                                           Name: Donald B. Murray
                                           Title: Chairman of the Board, Chief
                                                  Executive Officer, President
                                                  and Director
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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

  99.1         Press release of the Registrant dated August 8, 2001.